Exhibit 31.01

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, Ryan Smith, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, of Investview, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. [omitted]

4. [omitted]

5. [omitted]

Dated: September 5, 2018

/s/ Ryan Smith
Ryan Smith
Chief Executive Officer (Principal Executive Officer)